UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 5, 2010

Date of Report (Date of Earliest Event Reported)
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FIRST CALIFORNIA FINANCIAL GROUP, INC.
(Exact Name of Registrant As Specified In Its Charter)
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Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices) (Zip Code)

(805) 322-9655
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.*

On February 5, 2010, First California Financial Group, Inc. ("First California") issued a press release announcing its results of operations and financial condition for the three month and full year periods ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                     Other Events

The Board of Directors (the “Board”) of First California Financial Group, Inc. (the “Company”) recently reviewed and approved an informal agreement (the “informal agreement”) between the Company and the Federal Reserve Bank of San Francisco  (the “Reserve Bank”).

When finalized by the Reserve Bank, the informal agreement will require the Board to take all appropriate steps to fully utilize its financial and managerial resources to assist the Company and First California Bank (the “Bank”) in functioning in a safe and sound manner pursuant to Regulation Y of the Board of Governors of the Federal Reserve System.  It will also restrict the ability of the Company to: (a) receive dividends or any other form of payment or distribution representing a reduction of capital from the Bank without the prior written approval from the Reserve Bank; (b) declare or pay dividends, make any payments on trust preferred securities, or make any other capital distributions, without the prior written approval of the Reserve Bank; (c) directly or indirectly incur, renew, increase or guarantee any debt, without prior written approval of the Reserve Bank; (d) directly or indirectly issue any trust preferred securities without the prior written approval of the Reserve Bank; and (e) purchase, redeem, or otherwise acquire, directly or indirectly, any of its stock without the prior written approval of the Reserve Bank.

The Reserve Bank has approved the payment by the Company of a dividend payment of $312,500 to the holders of the Company’s Series B preferred stock due February 15, 2010.

Item 9.01                      Financial Statements and Exhibits.*

(d)           Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press release dated February 5, 2010

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*
The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First California under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: February 5, 2010	By:	/s/ Romolo Santarosa
	Name:	Romolo Santarosa
	Title:	Executive Vice President, Chief Financial Officer

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